Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated December 3, 2019 to the

Blackstone Alternative Multi-Strategy Fund (the “Fund”)

Prospectus and Statement of Additional Information,

Each dated July 30, 2019, as supplemented

Removal of Sub-Adviser

Effective November 30, 2019, Boussard & Gavaudan Investment Management, LLP (“BGIM”) no longer serves as a sub-adviser to the Fund. The Fund’s assets managed by BGIM have been re-allocated by Blackstone Alternative Investment Advisors LLC (“BAIA”), the Fund’s investment adviser, to the Fund’s other sub-advisers or to BAIA to manage directly. Therefore, all references to BGIM in the Fund’s Prospectus and Statement of Additional Information are hereby removed.

Shareholders should retain this Supplement for future reference.